EXHIBIT 10.137

                    FOURTH AMENDMENT TO AMENDED AND RESTATED
                           LOAN AND SECURITY AGREEMENT

     THIS FOURTH AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this "Amendment"), dated as of October 16, 2001, among BLUEGREEN CORPORATION ("Bluegreen"), BLUEGREEN VACATIONS UNLIMITED, INC. ("Vacations", and together with Bluegreen, the "Borrowers"), and HELLER FINANCIAL, INC., (together with its successors and permitted assigns, the "Lender").

                                    RECITALS

     A. Lender and Borrowers are party to that certain Amended and Restated Loan and Security Agreement dated as of June 30, 1999 (as amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement").

     B. On and subject to the terms and conditions hereof, Borrowers have requested from Lender, and Lender is willing to grant, certain amendments to certain provisions of the Loan Agreement, all on terms and conditions set forth herein.

     C. This Amendment shall constitute a Loan Document and these Recitals shall be construed as part of this Amendment; capitalized terms used herein without definition are so used as defined in the Appendix to the Loan Agreement or the Loan Agreement.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the parties hereto agree as follows:

     1.   Amendment to Loan Agreement

          (a) Section 1.1 of the Loan Agreement is hereby amended by deleting the reference to "October 16, 2001" therein and substituting therefor "February 16, 2002".

          (b) The Appendix to the Loan Agreement is hereby amended by deleting the following definitions in their entirety and substituting the following new definitions in their place:

               Availability. At all times during the term of this Agreement, the lesser of (i) $15,000,000 minus outstanding Advances, or (ii) an amount equal to ninety-five percent (95%) of the principal balance of Pledged Receivables; provided that with respect to Aruba Receivables, such amount shall be eighty-five percent (85%) of the principal balance of such Pledged Receivables; provided further that from and after the date of this Fourth Amendment, Advances against new Pledged Receivables shall not exceed ninety percent (90%) of the principal balance of such new Pledged Receivables (other than Aruba Receivables) and eighty percent (80%) of the principal balance of new Aruba Receivables. In the event of a payment with respect to Pledged Receivables existing as of the date of this Fourth Amendment, Borrower shall not be entitled to Advances against such Pledged Receivables in an amount in excess of 90% of the principal balance of such Pledged Receivables or with respect to Aruba Receivables, 80% of the principal balance of such Aruba Receivables. Notwithstanding anything to the contrary contained herein the


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               amounts  advanced  against  Pledged  Receivables  (i) relating to
               Eligible Uncompleted Unit Receivables shall not at any time represent in the aggregate more than the lesser of $5,000,000.00 or thirty percent (30%) of the aggregate principal amount of all Advances outstanding under this Agreement; (ii) relating to Managed Resorts shall not at any time represent in the aggregate more than $2,000,000 of the aggregate principal amount of all Advances outstanding under this Agreement and (iii) relating to
               Aruba   Receivables  shall  not  exceed  on  a  cumulative  basis
               $6,000,000 of all Advances made under this Agreement. After the Maturity Date or, at the option of Lender in accordance with
               Section 8.10, after the occurrence and during the continuance of an Event of Default hereunder, Availability shall be zero ($0). At any time Bluegreen Corporation ceases to own, directly or indirectly, at least fifity-one percent (51%) of the economic and voting interests of Bluegreen Properties, N.V., Availability with respect to Aruba Receivables shall be zero ($0).

               Interest Rate. A floating rate per annum equal to the Base Rate plus 3.5% (the aggregate rate referred to as the "Interest Rate"). "Base Rate" shall mean the rate published each business day in The Wall Street Journal for deposits maturing ninety (90) days after issuance under the caption "Money Rates, London Interbank Offered Rates (LIBOR)" as the same may be fixed based upon the Interest Rate published prior to and in effect on the first (1st) Business Day of such Fiscal Month. Interest shall be calculated based on a 360 day year and charged for the actual number of days elapsed.

               Maturity Date. February 16, 2002.

               Maximum Exposure. The lesser of (a) $15,000,000, or (b) ninety-five percent (95%) of the outstanding principal balance of all Pledged Receivables; provided that with respect to Aruba
               Receivables, such amount shall be eighty-five percent (85%) of the outstanding principal balance of such Pledged Receivables; provided further that from and after the date of this Fourth Amendment, Advances against new Pledged Receivables shall not exceed ninety percent (90%) of the principal balance of such new Pledged Receivables (other than Aruba Receivables) and eighty percent (80%) of the principal balance of new Aruba Receivables. In the event of a payment with respect to Pledged Receivables existing as of the date of this Fourth amendment, Borrower shall not be entitled to Advances against such Pledged Receivables in an amount in excess of 90% of the principal balance of such Pledged Receivables or with respect to Aruba Receivables, 80% of the principal balance of such Aruba Receivables. Notwithstanding anything to the contrary contained herein, the outstanding principal amount of Advances made with respect to Eligible Uncompleted Unit Receivables shall not in the aggregate represent more than the lesser of $5,000,000 or thirty percent (30%) of the aggregate principal amount of Advances outstanding hereunder and any such excess shall require a prepayment of the Loan or the pledge of Eligible Receivables consistent with Section 1.7(b) hereof.

     2.   Amendment to Note


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          All  references  to the  Maturity  Date in the  Note  shall  refer  to
          February 16, 2002 and all references to the Interest Rate in the Note shall refer to the Interest Rate as amended herein.

     3.   Representations and Warranties

          (a) After giving effect to this Amendment and the transactions contemplated hereby (i) no Event of Default shall have occurred or be continuing and (ii) the representations and warranties of Borrowers contained in the Loan Documents shall be true, correct and complete in all material respects on and as of such date to the same extent as though made on and as of such date, except to the extent such representations and warranties specifically relate to an earlier date

          (b) Borrowers jointly and severally represent and warrant to Lender that the execution, delivery and performance by each Borrower of this Amendment and the other documents and transactions contemplated hereby are within such Borrower's corporate powers, have been duly authorized by all necessary corporate action (including, without limitation, all necessary shareholder approval) of such Borrower, have received all necessary governmental approvals, and do not and will not contravene or conflict with any provision of law applicable to such Borrower, the certificate or articles of incorporation or bylaws of such Borrower, or any order, judgment or decree of any court or other agency of government or any contractual obligation binding upon such Borrower; and this Amendment, the Loan Agreement and each other Loan Document constitutes the legal, valid and binding obligation of each Borrower enforceable against each Borrower in accordance with its terms.

     4. Conditions Precedent. This Amendment shall become effective upon Lender's receipt of the following item and the satisfaction of the following conditions, as the case may be, all in form and substance satisfactory to Lender.

          (a)  Documentation

               (i) Amendment. This Amendment, duly executed by each Borrower and Lender.

               (ii) Secretary's Certificate;  Resolutions.  A certificate of the
                    Clerk, Secretary, an Assistant Clerk or and Assistant Secretary of each of the Borrowers certifying (i) the names and true signatures of the officers authorized on its behalf to sign this Amendment (ii) a copy of such party's certificate or articles of  incorporation  and by-laws,  and
                    (iii) a copy of the resolutions of the board of directors of such party approving this Amendment and the related transactions to which it is a party, all in form and substance satisfactory to the Lender. Such certificate shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded as of the date of such certificate.

          (b) No Event of Default. No event of Default shall have occurred and be continuing, or would result after giving effect hereto.

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          (c)  Warranties    and    Representations.    The    warranties    and
               representations of each Borrower contained in this Amendment and the other Loan Documents shall be true and correct in all material respects after giving effect hereto.

     5. Effect on Loan Documents. This Amendments is limited to the specific purpose for which it is granted and, except as specifically set forth above (a) shall not be construed as a consent, waiver or other notification with respect to any term, condition or other provision of any Loan Document and (b) each of the Loan Documents shall remain in full force and effect and are each hereby ratified and confirmed.

     6. Successors and Assigns. This Amendment shall be binding on and shall inure to the benefit of Borrowers, Lender and their respective successors and assigns; provided that no Borrower may assign its rights, obligations, duties or other interest hereunder without the prior written consent of Lender. The terms and provisions of this Amendment are for the purpose of defining the relative rights and obligations of Borrowers and Lender with respect to the transactions contemplated hereby and there shall be no third party beneficiaries or any of the terms and provisions of this Amendment.

     7. Entire Agreement. This Amendment, including all documents attached hereto, incorporated by reference herein or delivered in connection herewith, constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all other understandings, oral or written, with respect to the subject matter hereof.

     8.   Fees and Expenses. Borrower shall pay to Lender upon execution of this
          Amendment,   an  extension  fee  equal  to  $5,000.   Borrower  hereby
          authorizes Lender to charge the Loan for such fee.

     9. Captions. Section captions used in this Amendment are for convenience only, and shall not affect the construction of this Amendment.

     10. Severability. Whenever possible each provision of this Amendment shall be interpreted in such manner as to be effected and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

     11. Counterparts. This Amendments may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

     12. Payment upon Maturity Date. The parties hereto acknowledge and agree that payment of the Indebtedness pursuant to Section 1.6(b) of the Loan Agreement shall not constitute a prepayment under Section 1.7 of Loan Agreement.

                            [signature page follows]

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     IN WITNESS WHEREOF,  this Amendment has been duly executed and delivered as of the day and year first above written,


                                           BLUEGREEN CORPORATION
                                           By:      /S/ John F. Chiste
                                           Title:   Sr. V.P.,  and Treasurer

                                           BLUEGREEN VACATIONS UNLIMITED, INC.
                                           By:      /S/ Allan Herz
                                           Title:   Vice President

                                           HELLER FINANCIAL, INC.
                                           By:      /S/ Dennis Holland
                                           Title:   Sr. Vice President